DIGITAL ASSETS LOAN RECEIVABLE AND DIGITAL ASSETS BORROWED Q - Digital Assets Loan Receivable, Net of Allowance (Details) - Crypto Assets Loans Receivable - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024
Financing Receivable, Allowance for Credit Loss [Line Items]
Digital asset loans receivable	$ 895,026	$ 579,954
Less: Allowance for credit losses	(150)	(424)
Loans receivable, current and non-current	$ 894,876	$ 579,530